UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2014
Date of Report (Date of Earliest Event Reported)

COMM 2014-CCRE14 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation Cantor
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Liberty Island Group I LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-184376-11	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 22, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January  1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, of COMM 2014-CCRE14 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class V-1, Class V-2, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,239,933,000, were sold to Deutsche Bank Securities, Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), CastleOak Securities, L.P. (“CastleOak”), Natixis Securities Americas LLC (“Natixis”) and Nomura Securities International, Inc. (together with DBSI, CF&Co., CastleOak and Natixis, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 9, 2014 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”).  DBSI and CF&Co. are acting as joint bookrunning managers and co-lead managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated January 6, 2014, as supplemented by the Prospectus Supplement, dated January 10, 2014, in negotiated transactions or otherwise at varying prices determined at the time of sale.  The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $137,771,377, were sold to DBSI, CF&Co., Natixis and Wells Fargo Securities, LLC (together with DBSI, CF&Co. and Natixis, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of January 9, 2014, among the Depositor, the Initial Purchasers and GACC.  The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2014-CCRE14 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 87 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 22, 2014 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (ii) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 22, 2014 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iii) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 22, 2014 (the “NREC Mortgage Loan Purchase Agreement”), between the Depositor and NREC, and (iv) Liberty Island Group I LLC (“Liberty”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective January 22, 2014

(the “Liberty Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the NREC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), among the Depositor, Liberty Island Group LLC and Liberty.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, NREC, CCRE and Liberty.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,400,923, were approximately $1,400,176,185.  Of the expenses paid by the Depositor, $11,525 were paid directly to affiliates of the Depositor, approximately $160,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,228,768 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan jointly sold to the Issuing Entity by GACC and Liberty will be primary servicer pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2013 (the “Primary Servicing Agreement”), between Wells Fargo Bank, National Association, as master servicer of the COMM 2013-CCRE13 Mortgage Trust, and Prudential Asset Resources, Inc., as primary servicer.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated January 10, 2014, to the Prospectus, dated January 6, 2014.  The related registration statement (file no. 333-184376) was originally declared effective on December 19, 2012.

The Underwriting Agreement, the Pooling and Servicing Agreement, the Primary Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d)        Exhibits

Exhibit 1
Underwriting Agreement, dated as of January 9, 2014, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Natixis Securities Americas LLC, Nomura Securities International, Inc. and German American Capital Corporation.

Exhibit 4
Pooling and Servicing Agreement, dated as of January 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated January 22, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated January 22, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated January 22, 2014 (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective January 22, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective January 22, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective January 22, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective January 22, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Liberty Island Group LLC and Liberty Island Group I LLC.

Exhibit 99.5	Primary Servicing Agreement, dated and effective December 1, 2013, between Wells Fargo Bank, National Association and Prudential Asset Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)
Date: January 22, 2014

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1
Underwriting Agreement, dated as of January 9, 2014, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Natixis Securities Americas LLC, Nomura Securities International, Inc. and German American Capital Corporation.
(E)

4
Pooling and Servicing Agreement, dated as of January 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated January 22, 2014.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated January 22, 2014 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated January 22, 2014 (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective January 22, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective January 22, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective January 22, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.	(E)

99.4	Mortgage Loan Purchase Agreement, dated and effective January 22, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Liberty Island Group LLC and Liberty Island Group I LLC.	(E)

99.5	Primary Servicing Agreement, dated and effective December 1, 2013, between Wells Fargo Bank, National Association and Prudential Asset Resources, Inc.	(E)